Nonqualified Deferred Compensation Plan	12 Months Ended
Sep. 29, 2012
Nonqualified Deferred Compensation Plan
11.	Nonqualified Deferred Compensation Plan

Effective March 15, 2006, the Company adopted its DCP to provide non-qualified retirement benefits to a select group of executive officers, senior management and highly compensated employees of the Company. Eligible employees may elect to contribute up to 75% of their annual base salary and 100% of their annual bonus to the DCP and such employee contributions are 100% vested. In addition, the Company may elect to make annual discretionary contributions on behalf of participants in the DCP. Each Company contribution is subject to a three-year vesting schedule, such that each contribution vests one third annually. Employee contributions are recorded within accrued expenses.

Upon enrollment into the DCP, employees make investment elections for both their voluntary contributions and discretionary contributions, if any, made by the Company. Earnings and losses on contributions based on these investment elections are recorded as a component of compensation expense in the period earned.

Annually the Compensation Committee of the Board of Directors has approved a discretionary cash contribution to the DCP for each year. Discretionary contributions by the Company to the DCP are held in a Rabbi Trust. The Company is recording compensation expense for the DCP discretionary contributions ratably over the three-year vesting period of each annual contribution, and totaled $2.6 million, $2.7 million and $2.1 million in fiscal 2012, 2011 and 2010, respectively. The full amount of the discretionary contribution, net of forfeitures, along with employee deferrals and the deferred compensation liability assumed from the Gen-Probe acquisition is recorded within accrued expenses and totaled $32.1 million and $17.2 million at September 29, 2012 and September 24, 2011, respectively.

The Company has purchased Company-owned group life insurance contracts, in which both voluntary and discretionary Company DCP contributions are invested, to fund payment of the Company’s obligation to the DCP participants. The total amount invested at September 29, 2012 and September 24, 2011 was $26.0 million and $22.7 million. The values of these life insurance contracts are recorded in other long-term assets. Changes in the cash surrender value of life insurance contracts, which were not significant in fiscal 2012, 2011 and 2010, are recorded within other income (expense), net in the Consolidated Statements of Operations. In addition, the Gen-Probe deferred compensation plan investments of $7.0 million are in mutual funds, which are classified as trading and the gains and losses in these investments are recorded in interest income.